UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 18, 2008

SureWest Communications
(Exact Name of Registrant as Specified in its Charter)

California	0-556	68-0365195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Vernon Street, Roseville, California	95678
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 772-2000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 18, 2008, SureWest Communications (“SWC”), SureWest Wireless, a wholly-owned direct subsidiary of SWC (“SWW”), and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) entered into a definitive agreement (the “Asset Purchase Agreement”) with Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). Under the Asset Purchase Agreement, Verizon agreed to acquire substantially all of Sellers’ assets related to the operation of Sellers’ wireless telecommunications system in the Sacramento, Stockton, Modesto and Yuba City-Marysville areas and to assume certain liabilities. The purchased assets do not include Sellers owned communication towers. The Asset Purchase Agreement provides for an aggregate purchase price of $69 million, subject to a working capital adjustment. The consummation of the asset purchase by Verizon is subject to the receipt of necessary approvals from the Federal Communications Commission and under U.S. antitrust laws, and the satisfaction of other customary closing conditions. The transaction is expected to close in the Company’s second fiscal quarter ending June 30, 2008.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K.

The registrant’s press release regarding the Sellers’ sale of assets to Verizon is attached as an exhibit to this Current Report on Form 8-K.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement among SureWest Wireless, West Coast PCS LLC, SureWest Communications and Cellco Partnership d/b/a Verizon Wireless dated January 18, 2008*

99.1	Press Release dated January 22, 2008

*The schedules to this agreement have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

By:	/s/ Philip A. Grybas
Philip A. Grybas Senior Vice President and Chief Financial Officer

Date: January 22, 2008

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement among SureWest Wireless, West Coast PCS LLC, SureWest Communications and Cellco Partnership d/b/a Verizon Wireless dated January 18, 2008*

99.1	Press Release dated January 22, 2008

*The schedules to this agreement, as set forth in the Table of Contents of the agreement, have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.